UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2026

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2026, the Board of Directors (“Board”) of Grove Collaborative Holdings, Inc. (the “Company”) appointed Flip van den Bosch, the Company’s Controller, as the Company’s principal financial officer and principal accounting officer, effective October 1, 2026 (the “Effective Date”).

Mr. van den Bosch, age 38, has served in various roles of increasing responsibility in the Company’s finance department since October 2022, most recently as the Company’s Controller, a position he has held since March 2025. Prior to joining the Company, Mr. van den Bosch worked in the assurance practice at PricewaterhouseCoopers , a private professional services firm, from September 2012 to October 2022, including as a manager and as a senior manager from July 2020 to October 2022. Mr. van den Bosch is a certified public accountant and holds a Master of Laws (LLM) in Tax Law and Master of Science in Economics from Radboud University.

In connection with his appointment, the Compensation Committee of the Board approved (1) a one-time cash retention bonus of $25,000, payable based on Mr. van den Bosch’s continued service with the Company through May 15, 2027, (2) an increase in his annual base salary to $261,397 effective on September 1, 2026, and (3) a grant of restricted stock units covering 30,000 shares of the Company’s Class A Common Stock, of which 15,000 shares of Class A Common Stock are scheduled to vest on May 15, 2027 and the remaining 15,000 shares of Class A Common Stock are scheduled to vest on August 15, 2027, all subject to Mr. van den Bosch’s continued service with the Company.

There are no arrangements or understandings between Mr. van den Bosch and any other person pursuant to which he was appointed as principal financial officer or principal accounting officer. In addition, there are no family relationships between Mr. van den Bosch and any directors or executive officers of the Company, and no transactions are required to be reported under Item 404(a) of Regulation S-K between Mr. van den Bosch and the Company.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Scott Giesler
Name:	Scott Giesler
Title:	Chief Legal Officer and Secretary
Date: October 2, 2026